Nationwide Growth Fund

Supplement dated September 14, 2010
to the Summary Prospectus dated March 1, 2010 (as revised June 16, 2010)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have meanings assigned to them in the Summary Prospectus.

1.           At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds (the “Trust”) held on September 14, 2010, the Board approved the termination of Aberdeen Asset Management Inc. (“Aberdeen”) as subadviser to the Nationwide Growth Fund (the “Fund”), to be replaced by Turner Investment Partners, Inc. (“Turner”). The Board also approved certain changes to the Fund’s principal investment strategies.  Specifically, where the current subadviser manages a separate portion of the Fund using quantitative techniques, Turner will not continue the use of a separate quantitative portion.  Instead, such quantitative techniques will be integrated into the management of a single portfolio.  Both the addition of Turner and the changes to the Fund’s principal investment strategies are anticipated to take effect on or about October 18, 2010, or as soon thereafter as is reasonably practicable (the “Effective Date”).

2.           As of the Effective Date, the Fund’s principal investment strategies will be as follows:

The Fund invests primarily in common stocks issued by large-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The subadviser makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts.  In selecting stocks, the subadviser generally employs both quantitative techniques (mathematical and statistical methods) and fundamental analysis (qualitative research) to identify companies that appear to have favorable long-term growth potential and the likelihood of positive earnings revisions, along with the financial resources to capitalize on growth opportunities.  The subadviser also uses quantitative techniques to construct an overall portfolio in order to add to the Fund’s performance while moderating its risk versus the Fund’s benchmark.  The Fund may engage in active and frequent trading of portfolio securities.

The Fund reviews holdings closely and will typically sell a company’s securities if there is:

▪	a deterioration in business quality (e.g., loss of business focus, change in competitive landscape, management changes);
▪	a change in valuation (e.g., achieves price target),
▪	significant corporate activity (e.g. takeover or merger); or
▪	the emergence of more attractive investment opportunities.

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